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                                                                    Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 31, 1995 included in The Shaw Group Inc.'s Form 10-K for the year ended August 31, 1995 and to all references to our Firm included in this registration statement.





                                         /s/ AUTHUR ANDERSEN LLP



                                         ARTHUR ANDERSEN LLP


New Orleans, Louisiana

June 28, l996